EXHIBIT 10.2
                                 ZIM CORPORATION
                        SUBSCRIPTION AGREEMENT FOR UNITS


TO:               ZIM Corporation (the "Corporation")
                  20 Colonnade Road, Suite 200
                  Ottawa, Ontario
                  Canada K2E 7M6
                  Fax: 613-727-9868
                  Aggregate Amount: US$1,520,000

                  Number of Units: 4,000,000

1. Subscription. The undersigned purchaser (the "purchaser") hereby irrevocably subscribes for and offers to purchase from the corporation the number of units (the "units") of the corporation set forth on the signature page hereto, comprising of (a) one (1) common share in the capital of the corporation ("common share") and (b) two (2) non-transferable warrants (each a "warrant"), each entitling the purchaser to purchase one (1) common share at any time on or before fifteen (15) months after the closing date (as defined below) at a price of us$0.38 per common share (the "exercise price"). Such warrant shall be in a form substantially similar to the terms attached hereto as schedule "a". The common shares issuable upon the due exercise of such warrants pursuant to their terms are sometimes referred to herein as the "underlying securities".

2. Offering. The purchaser understands that the unit forms part of a larger offering and sale of up to us$1,520,000 of units (the "offering"). There is no minimum aggregate offering size.

3. Representations and warranties of corporation. In the event that the corporation accepts the purchaser's subscription of units hereunder, the corporation hereby represents and warrants to the purchaser that:

     3.1 Organization. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of Canada and has full corporate power and authority to own, lease and operate its property and assets, and to conduct its business as now conducted. The Corporation has registered its Common Shares under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Common Shares are traded on the OTC-BB Market.

     3.2 Capitalization. The authorized, issued and outstanding capital stock of the Corporation is as set forth in the Corporation's SEC Documents (as defined below). There are no preemptive rights of any stockholder of the Corporation, as such, to acquire the Corporation's Common Shares.

     3.3 Authorization; Enforceability. The Corporation has all corporate right, power and authority to enter into this Subscription Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Corporation, its directors and shareholders necessary for the (i) authorization execution, delivery and performance of this Subscription Agreement by the Corporation; and (ii) authorization, sale, issuance and delivery of the Unit contemplated hereby and the performance of the Corporation's obligations hereunder has been taken. This Subscription Agreement has been duly executed and delivered by the Corporation and constitutes a legal, valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Units, when issued and fully paid for in accordance with the terms of this Subscription Agreement, will be validly issued, fully paid and non-assessable. The Corporation shall, at all times when any Units remain outstanding, have authorized and reserved for issuance a sufficient number of Common Shares to provide for the due exercise of the Warrants comprising such Unit pursuant to their terms. Upon any due exercise of the Warrants in accordance with their respective terms, the Underlying Securities will be validly issued, fully paid and non-assessable.

     3.4 No Conflict; Governmental Consents.

     The execution and delivery by the Corporation of this Subscription Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any material law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Corporation is bound, or of any provision of the articles of amalgamation, as amended, of the Corporation, and will not conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Corporation is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Corporation. No consent, approval, authorization or other order of any governmental authority is required to be obtained by the Corporation in connection with the authorization, execution and delivery of this Subscription Agreement or with the authorization, issue and sale of the Units or the Underlying Securities, except such filings as may be required to be made with any applicable securities regulatory authority, all of which filings have been or will be timely made.

     3.5 Litigation. The Corporation knows of no pending or threatened legal or governmental proceedings against the Corporation which could materially affect the business, property, financial condition or operations of the Corporation or which questions the validity of this Subscription Agreement or any agreements related to the transactions contemplated hereby or the right of the Corporation to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby. The Corporation is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could affect the business, property, financial condition or operations of the Corporation. There is no action, suit, proceeding or investigation by the Corporation currently pending in any court or before any arbitrator or that the Corporation intends to initiate.

     3.6 SEC Documents, Financial Statements. The Corporation has filed on a timely basis all reports, schedules, forms, statements and other documents required to be filed by it with the U.S. Securities and Exchange Commission ("SEC") pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d), in addition to one or more registration statements and amendments thereto heretofore filed by the Corporation with the SEC under the Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the "SEC Documents"). The Corporation, through its agent, has delivered (or made available) to the Purchaser true and complete copies of the SEC Documents (except for exhibits and incorporated documents). The Corporation has not provided to the Purchaser any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Corporation but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement.

     As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "Act") or the Exchange Act as the case may be and the rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Corporation included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Corporation as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     3.7 Absence of Certain Changes. Since February 29, 2004 there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, or results of operations of the Corporation.

     3.8 Full Disclosure. There is no fact known to the Corporation (other than general economic conditions known to the public generally) or as disclosed in the documents referred to in Section 3.6, that has not been disclosed in writing to the Purchaser that (i) would reasonably be expected to have a material adverse effect on the business or financial condition of the Corporation or (ii) would reasonably be expected to materially and adversely affect the ability of the Corporation to perform its obligations pursuant to this Agreement.

4. Standstill. The purchaser covenants and agrees that it will not purchase, sell, short, or engage in any securities transactions relating to the common shares whatsoever (or advise any others to do so) from the date hereof until the closing time (as defined below).

5. Acceptance of subscription. The purchaser understands and agrees that the corporation reserves the right, in its absolute discretion, to reject the purchaser's subscription for the unit, at any time prior to the closing time (as hereinafter defined) notwithstanding prior receipt by the purchaser of notice of acceptance of the purchaser's subscription.

6. Payment of gross proceeds. The gross proceeds of the issue will be paid to the corporation on or before the closing date (as hereinafter defined).

7. Representations and warranties of purchaser. By executing this subscription agreement, the purchaser acknowledges and agrees that the sale and delivery of the units to it or (if applicable) to any purchaser on whose behalf it is contracting hereunder is conditional upon the sale being exempt from the prospectus filing requirements of any applicable laws relating to the sale of the units or upon the issuance of such rulings, orders, consents or approvals as may be required to permit the sale without the requirement of filing a prospectus. The purchaser on its own behalf and (if applicable) on behalf of others for whom it is contracting hereunder, further represents, warrants and covenants to the corporation (and acknowledges that the corporation and its counsel are relying thereon) that:

     7.1 the Units (and the Underlying Securities) will be subject to resale restrictions under applicable laws, and the Purchaser, on its own behalf and (if applicable) on behalf of others for whom it is contracting hereunder, agrees to comply with all applicable laws concerning any resale of the Units or the Underlying Securities;

     7.2 the Purchaser, and (if applicable) the others for whom it is contracting hereunder, have been advised to consult their own legal advisors with respect to applicable resale restrictions and that it (or others for whom it is contracting hereunder) are solely responsible and the Corporation is not in any way responsible for compliance with applicable resale restrictions respecting the resale of the Units or the Underlying Securities. All subsequent offers and sales of the Common Shares by Purchaser shall be made pursuant to registration of the Common Shares under the Act or pursuant to an exemption from registration;

     7.3 it and any beneficial purchaser for whom it is acting have been independently advised as to or is aware of the restrictions with respect to trading in the Units (including the Underlying Securities) by securities legislation in the jurisdiction in which it or such beneficial purchaser resides and confirms that no representation has been made respecting the restrictions with respect to trading in the Units (including the Underlying Securities) and is aware of the risks and other characteristics of the Units and of the fact that the Units (including the Underlying Securities) may not be sold except in accordance with applicable laws and regulatory policy;

     7.4 it and any beneficial purchaser for whom it is acting have been furnished with all materials relating to the business, finances and operations of the Corporation and materials relating to the offer and sale of the Units which have been requested by the Purchaser. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Corporation and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Purchaser has also had the opportunity to obtain and to review the Corporation's (1) Quarterly Reports on Form 10-QSB for the fiscal quarters ended August 31, 2003, November 30, 2003 and February 29, 2004 and (2) Current Report on Form 8-K, as amended and filed on August 13, 2003, containing the Corporation's financial statements for the fiscal year ended May 31, 2003;

     7.5 it and any beneficial purchaser for whom it is acting are resident in the jurisdiction set forth above the heading "Purchaser's Address" opposite its signature on the last pages to this Subscription Agreement;

     7.6 it and any beneficial purchaser for whom it is acting have relied solely upon the publicly available information relating to the Corporation and not upon any verbal or written representations as to fact or otherwise made by or on behalf of the Corporation, other than the representations and warranties of the Corporation contained herein;

     7.7 it is purchasing the Units as principal for its own account and not for the benefit of any other person (within the meaning of applicable laws), and not with a view to the resale or distribution of all or any portion of the Units, or if it is not purchasing as principal, it acknowledges that the Corporation may be required by law to disclose to certain regulatory authorities the identity of each beneficial purchaser of the Units for whom it may be acting and:

     (a) if it is resident in the Province of British Columbia, it is an "accredited investor" as such term is defined in Multilateral Instrument 45-103 of the British Columbia and Alberta Securities Commissions, is purchasing as principal and has properly completed and executed the British Columbia / Alberta Accredited Investor Certificate attached as Schedule "B" to this Subscription Agreement; or

     (b) if it is resident in the Province of Alberta, it is an "accredited investor" as such term is defined in Multilateral Instrument 45-103 of the British Columbia and Alberta Securities Commissions, is purchasing as principal and has properly completed and executed the British Columbia / Alberta Accredited Investor Certificate attached as Schedule "B" to this Subscription Agreement; or

     (c) if it is resident in the Province of Saskatchewan,

               (i) it is an individual or a corporation, the Purchaser is purchasing a Unit for an aggregate acquisition cost to the Purchaser of not less than Cdn$150,000, is purchasing as principal and has status as an exempt purchaser in the Province of Saskatchewan; or

               (ii) it is purchasing as principal and has status as an exempt purchaser in the Province of Saskatchewan; or

               (iii) it is purchasing as principal and is a syndicate, partnership or other unincorporated organization, each member of which syndicate, partnership or other unincorporated organization is an individual who has contributed for the purchase of the Unit an amount not less than Cdn$150,000; or

               (iv) it is not purchasing as principal and is a trust corporation licensed pursuant to the Trust and Loan Corporations Act (Saskatchewan) or a portfolio manager or person who or Corporation that, but for the applicability of an exemption pursuant to The Securities Act, 1988 (Saskatchewan), would be obliged to be registered as a portfolio manager, and it is purchasing the Unit as trustee or as agent for accounts fully managed by it and the acquisition cost for each account is not leas than Cdn$150,000; or

               (v) it is a portfolio manager who manages the investment portfolios of clients through discretionary authority granted by one or more clients and is registered as a portfolio manager under The Securities Act, 1988 (Saskatchewan) or is a person or Corporation that is not required to be registered or is exempt from registration;

         (d) if it is a resident in the Province of Manitoba,

               (i) it is an individual or a corporation, it is purchasing a Unit with an aggregate acquisition cost to the Purchaser of not less than Cdn$97,000 and it is purchasing the Units for bona fide investment purposes and not with a view to resale; or

               (ii) it is a corporation, partnership or unincorporated association, organization or syndicated, it was not incorporated or created solely to permit the purchase of the Units without the need for the filing of a prospectus or if a corporation incorporated or created for such a purchase, each shareholder of such corporation is an individual who has contributed at least Cdn$97,000 to such corporation for the purpose of investment by such corporation in such Units and the Purchaser is purchasing the Units for bona fide investment purposes and not with a view to resale; or

               (iii) it is purchasing as principal and has status as an exempt purchaser in the Province of Manitoba; or

               (iv) if it is not purchasing as principal, it is a trust Corporation registered under Part XVI of The Corporations Act (Manitoba) and is purchasing the Unit as trustee for accounts fully managed by it;

         (e) if it is resident in the Province of Ontario, it is an "accredited investor" as such term is defined in Ontario Securities Commission Rule 45-501, is purchasing as principal and has properly completed and executed the Ontario Accredited Investor Certificate attached as Schedule "C" to this Subscription Agreement. Furthermore, the Purchaser acknowledges that the Units (and the Underlying Securities) are subject to restrictions on resale to purchasers resident in the Province of Ontario and hereby covenants to the Corporation it will not resell the Units (or the Underlying Securities) to any Ontario resident for a period of at least 90 days after the Closing Date;

         (f) if it is a resident in the Province of Quebec, it is a "sophisticated purchaser" within the meaning of Section 44 of the Securities Act (Quebec), or is a "sophisticated purchaser" within the meaning of Section 45 of the Securities Act (Quebec) purchasing for the portfolio of a person managed solely by it, or is purchasing from a Quebec registered dealer with an unrestricted practice, Units with an aggregate acquisition cost to the Purchaser of at least Cdn$150,000;

         (g) if it is resident in the Province of Prince Edward Island or the Province of New Brunswick, it is purchasing as principal a Unit with an aggregate acquisition cost to the Purchaser of not less than Cdn$97,000; or

         (h) if it is resident in the United States, it is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the Act by reason of Rule 501(a)(3), and (ii) experienced in making investments of the kind described in this Agreement and the related documents, and (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Corporation or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents,

     7.8 it acknowledges that the Units and each of the Underlying Securities will be subject to resale restrictions imposed under applicable laws and rules of regulatory bodies having jurisdiction and it covenants that it will not resell the Unit or any of the Underlying Securities except in accordance with the provisions of applicable laws;

     7.9 if required by applicable laws, policy or order or by the Corporation, it will execute, deliver and file, or assist the Corporation in filing, or provide to the Corporation such reports, undertakings and other documents with respect to the issue of the Units or any of the Underlying Securities as may be required by any securities commission, or other regulatory authority;

     7.10 if an individual, the Purchaser has attained the age of majority and is legally competent to execute this Subscription Agreement and to take all actions required pursuant hereto and if a corporation, it has been duly incorporated and validly exists under the laws of its jurisdiction of incorporation, all necessary approvals by its directors and shareholders have been obtained for the execution and delivery of this Subscription Agreement and the individual signing this Subscription Agreement is duly authorized to do so;

     7.11 upon acceptance by the Corporation, this Subscription Agreement will constitute a legal, valid and binding contract of the Purchaser enforceable against the Purchaser in accordance with its terms and will not violate or conflict with the terms of any restriction, agreement or undertaking respecting purchasers of securities by the Purchaser;

     7.12 it is responsible for obtaining such legal advice as it considers necessary in connection with the execution, delivery and performance by it of this Subscription Agreement and the transactions contemplated hereunder and, if it is not resident in Canada, it represents and warrants that such execution, delivery and performance shall not contravene any applicable laws of the jurisdiction in which it is resident;

     7.13 in the case of a purchase by it of the Units as principal, this Subscription Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Purchaser;

     7.14 in the case of a purchase by it of the Units acting as a trustee or agent for a disclosed principal, it is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such purchase on behalf of such principal and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of, and constitutes a legal, valid, binding and enforceable agreement of, such principal;

     7.15 it has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and it, or, where it is not purchasing as principal, each beneficial purchaser, is able to bear the economic risk of loss of its investment;

     7.16 if required by any applicable laws, it will execute, deliver, file and otherwise assist the Corporation in filing within the applicable limitations of time, such reports, undertakings and other documents with respect to the issue of the Units as may be required.

         The Purchaser agrees that the above representations, warranties and covenants will be true and correct both as of the execution of this Subscription Agreement and as of the Closing Time, as hereinafter defined, and will survive the completion of the issuance of the Units. The foregoing representations, warranties and covenants are made by the Purchaser with the intent that they be relied upon in determining its suitability as a purchaser of the Units and the Purchaser hereby agrees to indemnify the Corporation, its officers, employees, directors and agents, against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur caused or arising from reliance thereon. The Purchaser further agrees that by accepting the Units on the Closing Date, it shall be representing and warranting that the foregoing representations and warranties are true as at the Closing Date with the same force and effect as if they had been made by the Purchaser at the Closing Time. Furthermore, the Purchaser undertakes to notify the Corporation immediately at the addresses first set forth above of any change in any representation, warranty or other information relating to the Purchaser set forth herein which takes place prior to the Closing Time.

8. Closing.

     8.1 The sale of the Units will be completed at the offices of LaBarge Weinstein LLP, counsel to the Corporation, at 10:00 a.m. (Ottawa time) (the "Closing Time") on July 30, 2004 (the "Closing Date") or such other date and time as the Corporation and the Purchaser may agree. If this subscription is accepted by the Corporation, the Corporation will deliver to the Purchaser definitive certificates representing each of the Common Shares and the Warrants comprising the Units purchased hereby and such other documentation as may be required, within five days following the Closing Date. If this subscription is not accepted by the Corporation within three days following the scheduled Closing Date, any cheques, bank drafts or wire transfers delivered by the Purchaser to the Corporation representing the purchase price for the Unit will be promptly returned to the Purchaser without interest. The Purchaser acknowledges that the Offering may be completed in one or more closings with the final such closing to take place not later than September 30, 2004.

     8.2 The Purchaser agrees to deliver to the Corporation, at 20 Colonnade Road, Suite 200 Ottawa, Ontario Canada K2E 7M6, Fax: 613-727-9868, Attention:
Chief Financial Officer, not later than 12:00 p.m. (Ottawa time) on July 30, 2004: (i) this duly completed and executed Subscription Agreement, (ii) a duly completed and executed accredited investor certificate in Schedule "B" or "C" as applicable; (iii) any other documents reasonably required by the Corporation; and (iv) a certified cheque, bank draft or wire transfer payable to the Corporation for the Purchase Price and payable on or before the Closing Date, (or such other date as the Corporation may advise) in same day freely transferable funds, or make payment of the same amount in such other manner as is acceptable to the Corporation.

9. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

     9.1 Transfer Restrictions. The Purchaser acknowledges that (1) the Units have not been registered under the provisions of the Act or other applicable securities law requirements and that neither the Units nor the Underlying Securities may be transferred, in whole or in part, unless (A) such Units and/or Underlying Securities are subsequently registered under the Act and/or other applicable securities law requirements, or (B) the Purchaser shall have delivered to the Corporation an opinion of counsel, reasonably satisfactory in form, scope and substance to the Corporation, to the effect that the securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; and (2) any sale of the Common Shares made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Common Shares under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the Act, may require compliance with some other exemption under the Act or the rules and regulations of the SEC thereunder.

     b. Restrictive Legend. The Purchaser acknowledges and agrees that until such time as the Common Shares have been registered under the Act as contemplated hereby and sold in accordance with an effective registration statement ("Registration Statement"), or July 30, 2005 the Common Shares included in the Units and Underlying Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Common Shares):

         THESE SHARES (THE "SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

     c. Reporting Status. So long as the Purchaser beneficially owns any of the Units, the Corporation shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, and the Corporation shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

10. Facsimile copies. The corporation shall be entitled to rely on delivery of a facsimile copy of this executed subscription agreement, and acceptance by the corporation of such facsimile shall be legally effective to create a valid and binding agreement between the purchaser and the corporation in accordance with the terms hereof.

11. Costs and fees. The purchaser hereby acknowledges and agrees that it shall bear all costs and expenses incurred by it (including any fees and disbursements of any special counsel retained by it) relating to the sale of the unit to the purchaser.

12. Currency. All dollar amounts set out herein are stated in United States currency, unless otherwise indicated.

13. Laws. The contract arising out of this subscription agreement shall be governed by and construed in accordance with the laws of the province of Ontario and the laws of Canada applicable therein. The purchaser and any beneficial purchaser for whom it is acting hereby irrevocably attorn to the non-exclusive jurisdiction of the courts of the province of Ontario with respect to any matters arising out of this subscription agreement. Time shall be of the essence hereof. This subscription agreement, together with the agreements referred to herein, contains the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations covenants or other agreements relating to the subject matter hereof except as herein or therein set out.

14. Survival. The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

15. Assignment. The obligations under this subscription agreement are not transferable or assignable by the parties hereto. The benefits under this subscription agreement are transferable and assignable by the parties hereto, subject to applicable law.

16. Purchase price. The purchaser hereby offers to purchase the units, and irrevocably instructs you with respect to registration and delivery of the units as set forth below.

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Full Name of Purchaser                                        Purchaser's Address
          ----------------------
          Number of Units Subscribed For
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Contact Name                                                  Telephone Number

Details of Beneficial Purchaser
If Not Same as Purchaser (attach a separate page if necessary)

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Full Name - Please print                                      Address

Registration Instructions:                                    Delivery Instructions:


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Full Name                                                     Instructions


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Account Reference, if applicable                              Account Reference, if applicable


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Address                                                       Contact Name


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                                                              Telephone Number


         DATED at _____________________ this ____ day of ____________, 2004.



                                                ----------------------------------------------------------------------
                                                Full Name of Purchaser (please print)


                                                ----------------------------------------------------------------------
                                                Authorized Signature


                                                ----------------------------------------------------------------------
                                                Official Capacity if Purchaser is not an individual (please print)


                                                ----------------------------------------------------------------------
                                                Please print name of individual
                                                whose signature appears above if
                                                different than the name of the
                                                Purchaser printed above.

          THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

ZIM Corporation hereby confirms and agrees to the above subscription agreement as of the 30th day of July, 2004.


                                         ZIM CORPORATION

                                         Per:  /s/ Jennifer North
                                               ----------------------
                                               Jennifer North, CFO

                                SUBSCRIPTION FORM
         To be signed only upon exercise of Warrant.

         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ____________________ common shares in the capital of ZIM Corporation (the "Shares") to which such Warrant relates and herewith makes payment of US$_____________ therefore in cash, certified check, bank draft or wire transfer and requests that a certificate evidencing the Shares be delivered to, ____________________________, the address for whom is set forth below the signature of the undersigned:
Dated: ____________________



                                            ------------------------------------
                                            (Signature)

                                            ------------------------------------

                                            ------------------------------------
                                            (Address)

                                  SCHEDULE "B"

           British Columbia / Alberta Accredited Investor Certificate

TO:               ZIM Corporation (the "Corporation")

         In connection with the proposed purchase of securities of the Corporation, the undersigned (the "Purchaser") hereby represents and warrants to the Corporation as follows:

1. This British Columbia / Alberta Accredited Investor Certificate is Schedule B to the Subscription Agreement among the Purchaser and the Corporation dated as of the date hereof.

2.      The Purchaser is:       an individual:  / /       OR a corporation:   / /        OR a partnership: / /
        (please check one)      OR
                                OR a trust:     / /       OR none of the foregoing: / /

3.   If the Purchaser is an individual, (please check all that apply):

(a) the Purchaser is a person registered under the securities legislation of any jurisdiction of Canada as an "adviser" or "dealer", other than a limited market dealer registered under the Securities Act (Ontario) (check here) __________; OR

(b) the Purchaser is a person registered or formerly registered under the securities legislation of any jurisdiction of Canada as a representative of a person or Corporation referred to paragraph 3(b) or 4(e) (check here) __________; OR

(c) the Purchaser beneficially owns, either individually or jointly with a spouse, directly or indirectly, financial assets having an aggregate realizable value that, before taxes, but net of any related liabilities, in excess of CDN$1,000,000 (check here) __________; OR

(d) the Purchaser had net income before taxes in each of the two most recent years in excess of CDN$200,000 and has a reasonable expectation of exceeding the same net income level in the current year (check here) __________; OR

(e) the Purchaser, together with the Purchaser's spouse, had net income before taxes in each of the two most recent years in excess of CDN$300,000 and has a reasonable expectation of exceeding the same net income level in the current year (check here) __________; OR

(f)  the Purchaser is none of the above (check here) __________.

4.   If the Purchaser is not an individual, (please check all that apply):

(a) the Purchaser is a Canadian financial institute or an authorized foreign bank listed in Schedule III of the Bank Act (Canada) (check here) __________; OR

(b) the Purchaser is the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada) (check here) __________; OR

(c) the Purchaser is an association under the Cooperative Credit Associations Act (Canada) located in Canada (check here) __________; OR

(d) the Purchaser is a subsidiary of a person or Corporation referred to in paragraphs 4(a) to (c), if the person or Corporation owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary (check here) __________; OR

(e) the Purchaser is a person or Corporation registered under the securities legislation of any jurisdiction of Canada as an "adviser" or "dealer", other than a limited market dealer registered under the Securities Act (Ontario) (check here) __________; OR

(f) the Purchaser is the government of Canada or a province or any crown corporation or agency of the government of Canada or a province (check here) __________; OR

(g) the Purchaser is a municipality, public board or commission in Canada (check here) __________; OR

(h) the Purchaser is any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government (check here) __________; OR

(i) the Purchaser is a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority (check here) __________; OR

(j) the Purchaser is a registered charity under the Income Tax Act (Canada) (check here) __________; OR

(k) the Purchaser is a corporation, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets reflected in its most recently prepared financial statements in excess of CDN$5,000,000 (check here) __________; OR

(l) the Purchaser is a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities only to persons or companies that are "accredited investors" (check here) __________; OR

(m) the Purchaser is a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities under a prospectus for which the regulator has issued a receipt (check here) __________; OR

(n) the Purchaser is an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs 4(a) through (e) and paragraph 4(i) hereof in form and function (check here) __________; OR

(o) the Purchaser is person or Corporation in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors (check here) __________; OR

(p)  the Purchaser is none of the above (check here) __________.

          THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

DATED at _________________________, this _____ day of ________________, 2004.


                                  Signed:  _________________________
                                  Name:    _________________________
                                  For:     _________________________
                                  Title:   _________________________

                                  SCHEDULE "C"
                     Ontario Accredited Investor Certificate


TO:               ZIM Corporation (the "Corporation")

         In connection with the proposed purchase of securities of the Corporation, the undersigned (the "Purchaser") hereby represents and warrants to the Corporation as follows:

1. This Ontario Accredited Investor Certificate is Schedule "C" to the Subscription Agreement among the Purchaser and the Corporation dated as of the date hereof.

2.      The Purchaser is:       an individual: / /    OR a corporation:  / /       OR a partnership: / /
        (please check one)      OR
                                OR a trust:    / /    OR none of the foregoing: / /

3.   If the Purchaser is an individual, (please check all that apply):

(a) the Purchaser beneficially owns, either individually or together with a spouse, financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, in excess of CDN$1,000,000 (check here) __________; OR

(b) the Purchaser net had income before taxes in each of the two most recent years in excess of CDN$200,000 and has a reasonable expectation of exceeding the same net income level in the current year (check here) __________; OR

(c) the Purchaser, together with the Purchaser's spouse, had income before taxes in each of the two most recent years in excess of CDN$300,000 and has a reasonable expectation of exceeding the same net income level in the current year (check here) __________; OR

(d) the Purchaser is a person registered under the Securities Act (Ontario) or securities legislation in another jurisdiction as an "adviser" or "dealer", other than a limited market dealer (check here) __________; OR

(e) the Purchaser is an individual who has been granted registration under the Securities Act (Ontario) or securities legislation in another jurisdiction as a representative of a person or Corporation referred to in paragraph 3(d) or 4(g) hereof, whether or not such individual's registration is still in effect (check here) __________; OR

(f)  the Purchaser is a promoter of the Corporation (check here) __________; OR

(g) the Purchaser is a spouse, parent, grandparent or child of an officer, director or promoter of the Corporation (check here) __________; OR

(h) the Purchaser is a person that is recognized by the Ontario Securities Commission as an accredited investor (check here) __________; OR

(i)  the Purchaser is none of the above (check here) __________.

4.   If the Purchaser is not an individual, (please check all that apply):

(a) the Purchaser is a bank listed in Schedule I or II of the Bank Act (Canada) or an authorized foreign bank listed in Schedule III of that Act (check here) __________; OR

(b) the Purchaser is the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada) (check here) __________; OR

(c) the Purchaser is a loan corporation or trust corporation registered under the Loan and Trust Corporations Act (Ontario) or under the Trust and Loan Companies Act (Canada) or under comparable legislation in any other jurisdiction (check here) __________; OR

(d) the Purchaser is a co-operative credit society, credit union central, federation of caisses populaires, credit union or league, or regional caisse populaire, or an association under the Cooperative Credit Associations Act (Canada), in each case, located in Canada (check here) __________; OR

(e) the Purchaser is a Corporation licensed to do business as an insurance Corporation in any jurisdiction (check here) __________; OR

(f) the Purchaser is a subsidiary of any Corporation referred to in paragraphs 4(a) to (f) hereof, where the Corporation owns all of the voting shares of the subsidiary (check here) __________; OR

(g) the Purchaser is a person or Corporation registered under the Securities Act (Ontario) or securities legislation in another jurisdiction as an "adviser" or "dealer", other than a limited market dealer (check here) __________; OR

(h) the Purchaser is a person or Corporation registered under the Securities Act (Ontario) or securities legislation in another jurisdiction as an adviser or dealer, other than a limited market dealer (check here) __________; OR

(i) the Purchaser is the government of Canada or of any jurisdiction, or any crown corporation, instrumentality or agency of a Canadian federal, provincial or territorial government (check here) __________; OR

(j) the Purchaser is any Canadian municipality or any Canadian provincial or territorial capital city (check here) __________; OR

(k) the Purchaser is any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any instrumentality or agency thereof (check here) __________; OR

(q) the Purchaser is a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority (check here) __________; OR

(r) the Purchaser is a registered charity under the Income Tax Act (Canada) (check here) __________; OR

(s) the Purchaser is a promoter of the Corporation or is an affiliated entity of a promoter of the Corporation (check here) __________; OR

(t) the Purchaser is a person or Corporation that, in relation to the issuer, is an affiliated entity or a person or Corporation referred to in clause
     (c) of the definition of "distribution" in subsection 1(1) of the Securities Act (Ontario) (check here) __________; OR

(u) the Purchaser is a corporation, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets reflected in its most recently prepared financial statements in excess of CDN$5,000,000 (check here) __________; OR

(v) the Purchaser is a person or Corporation that is recognized by the Ontario Securities Commission as an "accredited investor" (initial here) __________; OR

(w) the Purchaser is a mutual fund or non-redeemable investment fund that, in Ontario, distributes its securities only to persons or companies that are "accredited investors" (check here) __________; OR

(x) the Purchaser is a mutual fund or non-redeemable investment fund that, in Ontario, distributes its securities under a prospectus for which a receipt has been granted by the Director under the Securities Act (Ontario) (check here) __________; OR

(y)  the Purchaser is a managed account (check here) __________; OR

(z) the Purchaser is an account that is fully managed by a trust corporation registered under the Loan and Trust Corporations Act (Ontario) (check here) __________; OR

(aa) the Purchaser is an entity organized outside of Canada that is analogous to any of the entities referred to in paragraphs 4(a) through (g) or paragraph 4(q) hereof in form and function (check here) __________; OR

(bb) the Purchaser is person or Corporation in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies each of which would otherwise meet any definition of "accredited investor" as contemplated in paragraphs 3(a) through (h) hereof or paragraphs 4(a) through (l) hereof (check here) __________; OR

(cc) the Purchaser is none of the above (check here) __________.

          THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

DATED at _________________________, this _____ day of ________________, 2004.


                             Signed:  _________________________
                             Name:    _________________________
                             For:     _________________________
                             Title:   _________________________